Item 2.  Acquisition or Disposition of Assets

         (a)  Acquisition of Assets by Subsidiary of the Registrant.



                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         March 1, 1996
                                                ------------------------------



                            AMERICAN HEALTHCHOICE, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





New York                            33-30677-NY                11-294-8752
------------------------------------------------------------------------------
(State or other                     (Commission              (I.R.S. Employer
 jurisdiction of                    File Number)            Identification No.)
 incorporation)


       1300 W. Walnut Hill Lane, Suite 275, Irving, Texas     75038
------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code          (214) 751-1900
                                                   ---------------------------


______________________________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         (A)     ACQUISITION OF ASSETS BY SUBSIDIARY OF THE REGISTRANT.

         On or about March 1, 1996, American HealthChoice, Inc., a New York corporation (the "Registrant"), purchased from Metropolitan Healthcare, Inc., a Georgia corporation ("Seller"), substantially all of the assets and assumed the related liabilities in connection with the medical practices known as (i) Internal Medical Associates at Northside, Suite 205, 960 Johnson Ferry Road, Atlanta, Georgia 30342, (ii) Internal Medical Associates at Windy Hill, Suite 220, 2550 Windy Hill Road, Marietta, Georgia 30067, (iii) Family Medicine, 175 Decatur Road, Suite B, McDonough, Georgia 30253, and (iv) Family Care of Conyers, 1080 Green Street, SW, Conyers, Georgia 30207 (the "Purchased Practices"). The liabilities associated with the Purchased Practices included, without limitation, approximately $1.1 million of indebtedness in the aggregate owing to (i) Joseph A. Blisset, M.D. and/or Henry General Hospital, (ii) Stephen Palte, M.D. and/or Internal Medicine Associates at Windy Hill, P.C.,
(iii) M. Thomas Bailey, Jr., M.D. and/or M. Thomas Bailey, Jr., M.D., P.C. and
(iv) William A. Futch, M.D., each of whom are the primary doctors for the Purchased Practices. The purchase was effected pursuant to an Asset Purchase Agreement dated January 5, 1996 by and between the Registrant and Seller, as amended by an Amendment to Asset Purchase Agreement dated February 29, 1996 by and between Registrant and Seller (collectively, the "Purchase Agreement").

         Pursuant to the terms of the Purchase Agreement, AHC paid $25,000.00 at closing and issued a promissory note to Seller in the original principal amount of $82,215.00, which provided for 15 monthly installments of $5,481.00 each commencing April 1, 1996. The consideration was determined through arms'-length negotiations between the representatives of the Registrant and the Seller. The factors considered in determining the purchase price included information with respect to the financial condition, assets, liabilities, businesses and operations of the Purchased Practices on both a historical and prospective basis.

         (B)     NATURE OF ASSETS ACQUIRED.

         The Purchased Practices consist of four (4) separate primary care clinics providing pediatric, obstetrics, internal medicine and other primary care services to patients. The Registrant intends to continue (and expand) the operations of the Purchased Practices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Summary pre-transaction financial information with respect to the operations of the Purchased Practices is not required pursuant to Rule 3-05 of Regulation S-X promulgated by the Securities and Exchange Commission ("Regulation S-X") because the Purchased Practices do not meet the criteria of a Significant Subsidiary under Rule 1-02 of Regulation S-X.

         (B)     PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial information is not required pursuant to Rule 3-05 of Regulation S-X because the Purchased Practices do not meet the criteria of a Significant Subsidiary under Rule 1-02 of Regulation S-X.





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
         (C)     EXHIBITS:

         10.1 Asset Purchase Agreement, dated January 5, 1996, by and between American HealthChoice, Inc. and Metropolitan Healthcare, Inc.

         10.2 Amendment to Asset Purchase Agreement, dated February 29, 1996, by and between American HealthChoice, Inc. and Metropolitan Healthcare, Inc.





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
                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             AMERICAN HEALTHCHOICE, INC.,
                                     Registrant


                             By: /s/ Joseph W. Stucki, D.C.
                                ------------------------------------------
                                     Joseph W. Stucki, D.C.
                                     President and Chief Executive Officer



DATED:   December 3, 1996





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